CERTIFICATE OF DESIGNATIONS

                                       OF

                        7.50% SERIES B PREFERRED SHARES

                                       OF

                         AXIS CAPITAL HOLDINGS LIMITED

         AXIS Capital Holdings Limited, a Bermuda company (the "Company"), HEREBY CERTIFIES that pursuant to resolutions of the Pricing Committee of the Board of Directors adopted on November 18, 2005, the creation of the 7.50% Preferred Shares, Series B, par value $0.0125 per share, liquidation preference $100 per share (the "Series B Preferred Shares") was authorized and the designation, preferences, privileges, voting rights, relative, participating, optional and other special rights and qualifications, limitations and restrictions of the Series B Preferred Shares, in addition to those set forth in the Memorandum of Association and Bye-Laws of the Company, were fixed as follows:

         Section 1. Designation. The distinctive serial designation of such series of Preferred Shares is "7.50% Series B Preferred Shares," par value $0.0125 per share. Each Series B Preferred Share shall be identical in all respects to every other Series B Preferred Share, except as to the respective dates from which dividends thereon shall accumulate, to the extent such dates may differ as permitted pursuant to Section 4(c).

         Section 2. Number of Shares. The authorized number of shares constituting the Series B Preferred Shares shall be 3,500,000. Any Series B Preferred Shares retired by purchase or redemption, or otherwise acquired by the Company, will have the status of authorized but unissued Series B Preferred Shares and may be reissued as part of the same class or series or may be reclassified and reissued by the Board of Directors in the same manner as any other authorized and unissued shares.

         Section 3. Definitions. As used herein with respect to the Series B Preferred Shares:

         (a) "Additional Directors" has the meaning specified in Section 7(b).

         (b) "Bye-Laws" means the amended and restated bye-laws of the Company, as they may be amended from time to time.

         (c) "Board of Directors" means the Board of Directors of the Company.

         (d) "Business Day" means a day that is a Monday, Tuesday, Wednesday, Thursday or Friday and is not a day on which banking institutions in New York City generally are authorized or obligated by law or executive order to close.

         (e) "Calculation Agent" means an independent investment banking institution of national standing appointed by the Company, acting as calculation agent.

         (f) "Certificate of Designations" means this Certificate of Designations relating to the Series B Preferred Shares, as it may be amended from time to time.

         (g) "Commission" means the Securities and Exchange Commission.

         (h) "Common Shares" means the common shares, par value $0.0125 per share, of the Company.

         (i) "Companies Act" means the Companies Act 1981 of Bermuda.

         (j) "Comparable Treasury Issue" means the United States Treasury security selected by the Calculation Agent as having a maturity comparable to the term remaining to the Dividend Payment Date on December 1, 2015 that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate perpetual preferred stock having similar terms as the Series B Preferred Shares with respect to the payment of dividends and distributions of assets upon liquidation, dissolution or winding-up of the issuer of such preferred stock.

         (k) "Comparable Treasury Price" means, with respect to any redemption date for the Series B Preferred Shares, the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations, or if the Calculation Agent obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

         (l) "Dividend Determination Date" means the second London Banking Day immediately preceding the first day of the relevant Dividend Period in a Floating Rate Period.

         (m) "Dividend Payment Date" has the meaning specified in Section 4(c).

         (n) "Dividend Record Date" has the meaning specified in Section 4(c).

         (o) "Dividend Period" has the meaning specified in Section 4(c).

         (p) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         (q) "Fixed Rate" means an amount per annum equal to 7.50% of the Liquidation Preference per share (equivalent to $7.50 per share).

         (r) "Fixed Rate Period" means the Dividend Periods up to but not including December 1, 2015, in which dividends on the Series B Preferred Shares will be payable at the Fixed Rate.

         (s) "Floating Rate" means an amount per annum equal to 3.4525% plus the 3-month LIBOR Rate. The Floating Rate will be reset for each Floating Rate Period.

         (t) "Floating Rate Period" means each Dividend Period commencing after the expiration of the Fixed Rate Period, in which dividends on the Series B Preferred Shares will be payable at the Floating Rate.

         (u) "Junior Stock" means the Common Shares and any other class or series of shares of the Company that ranks junior to the Series B Preferred Share either as to the payment of dividends (whether such dividends are cumulative or non-cumulative) or as to the distribution of assets on any liquidation, dissolution or winding-up of the Company.

         (v) "Liquidation Preference" has the meaning specified in Section
5(a).

         (w) "London Banking Day" means any day on which commercial banks are open for general business (including dealings in deposits in U.S. dollars) in London.

         (x) "Parity Stock" means any class or series of shares of the Company that ranks equally with the Series B Preferred Shares in the payment of dividends and in the distribution of assets on any liquidation, dissolution or winding-up of the Company. As of the date hereof, the Company's 7.25% Series A Preferred Shares comprises the only class of the Company's shares that would be considered Parity Stock with the Series B Preferred Shares.

         (y) "Reference Treasury Dealer" means each of three primary U.S. government securities dealers (each a "Primary Treasury Dealer"), as specified by the Company; provided that if any Primary Treasury Dealer as specified by the Company ceases to be a Primary Treasury Dealer, the Company will substitute for such Primary Treasury Dealer another Primary Treasury Dealer and if the Company fails to select a substitute within a reasonable period of time, then the substitute will be a Primary Treasury Dealer selected by the Calculation Agent after consultation with the Company.

         (z) "Reference Treasury Dealer Quotations" means, with respect to the Reference Treasury Dealer and any redemption date, the average, as determined by the Calculation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed, in each case, as a percentage of its principal amount) quoted in writing to the Calculation Agent by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

         (aa) "Register of Members" means the Register of Members of the Company.

         (bb) "Securities Act" means the U.S. Securities Act of 1933, as amended.

         (cc) "Series B Preferred Shares" has the meaning specified in the recitals.

         (dd) "set aside for payment" means, without any action other than the following, the recording by the Company in its accounting ledgers of any accounting or bookkeeping entry which indicates, pursuant to a declaration of a dividend or other distribution by the Board of Directors, the allocation of the funds to be so paid on any class or series of the Company's shares; provided, however, that if any funds for any class or series of Junior Stock or any class or series of Parity Stock are placed in a separate account of the Company or delivered to a disbursing, paying or other similar agent, then "set aside for payment" with respect to the Series B Preferred Shares shall mean placing such funds in a separate account or delivering such funds to a disbursing, paying or other similar agent.

         (ee) "3-month LIBOR Rate" means, with respect to any Floating Rate Period, the rate (expressed as a percentage per annum) for deposits in U.S. dollars for a 3-month period commencing on the first day of that Dividend Period that appears on Telerate Page 3750 as of 11:00 a.m. (London time) on the Dividend Determination Date for that Dividend Period. If such rate does not appear on Telerate Page 3750, 3-month LIBOR Rate will be determined on the basis of the rates at which deposits in U.S. dollars for a 3-month period commencing on the first day of that Dividend Period and in a principal amount of not less than $1,000,000 are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by the Calculation Agent, at approximately 11:00 a.m., London time on the Dividend Determination Date for that Dividend Period. The Calculation Agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, 3-month LIBOR Rate with respect to that Dividend Period will be the arithmetic mean (rounded upward if necessary to the nearest hundredth of 1%) of such quotations. If fewer than two quotations are provided, 3-month LIBOR Rate with respect to that Dividend Period will be the arithmetic mean (rounded upward if necessary to the nearest hundredth of 1%) of the rates quoted by three major banks in New York City selected by the Calculation Agent, at approximately 11:00 a.m., New York City time, on the first day of that Dividend Period for loans in U.S. dollars to leading European banks for a 3-month period commencing on the first day of that Dividend Period and in a principal amount of not less than $1,000,000. However, if the banks selected by the Calculation Agent to provide quotations are not quoting as described above, 3-month LIBOR Rate for that Dividend Period will be the same as 3-month LIBOR Rate as determined for the previous Dividend Period. The establishment of 3-month LIBOR Rate for each Dividend Period by the Calculation Agent will (in the absence of manifest error) be final and binding.

         (ff) "Telerate Page 3750" means the display page so designated on the MoneyLine Telerate Page (or such other page as may replace that page on that service, or such other service as may be nominated as the information vendor, for the purpose of displaying rates or prices comparable to London Interbank Offered Rate for U.S. dollar deposits).

         (gg) "Treasury Rate" means the rate per year equal to the quarterly equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate will be calculated on the third Business Day preceding the redemption date.

         Section 4. Dividends.

         (a) Fixed Rate. During the Fixed Rate Period, when, as and if declared by the Board of Directors, out of funds legally available for the payment of dividends under Bermuda law, dividends on the Series B Preferred Shares will accumulate, with respect to each Dividend Period at the Fixed Rate.

         (b) Floating Rate. During each Floating Rate Period, when, as and if declared by the Board of Directors, out of funds legally available for the payment of dividends under Bermuda law, dividends on the Series B Preferred Shares will accumulate, with respect to each Floating Rate Period at the Floating Rate on the Dividend Determination Date for the relevant Dividend Period.

         (c) Dividend Payment Dates. Holders of Series B Preferred Shares will be entitled to receive, only when, as and if declared by the Board of Directors, out of funds legally available for the payment of dividends under Bermuda law, non-cumulative cash dividends at the Fixed Rate, as described in
Section 4(a), from the original issue date, quarterly in arrears, on the first day of March, June, September and December of each year (each, a "Dividend Payment Date"), commencing on March 1, 2006, and thereafter at the Floating Rate, as described in Section 4(b), quarterly in arrears on each Dividend Payment Date, commencing on March 1, 2016, in each case without accumulation of any undeclared dividends. In the event that the Company issues additional Series B Preferred Shares after the original issue date, to the extent declared, dividends on such additional Series B Preferred Shares may accumulate, at the applicable dividend rate, from their original issue date if such a date is a Dividend Payment Date or from the immediately preceding Dividend Payment Date if the issue date is other than a Dividend Payment Date.

         Dividends that are payable on Series B Preferred Shares on any Dividend Payment Date will be payable to holders of record of Series B Preferred Shares as they appear on the Register of Members on the applicable record date, which shall be the last calendar day of the month preceding such Dividend Payment Date or such other record date fixed by the Board of Directors that is not more than 60 nor less than 10 days prior to such Dividend Payment Date (each, a "Dividend Record Date"). These Dividend Record Dates will apply regardless of whether a particular Dividend Record Date is a Business Day.

         A dividend period (each, a "Dividend Period") is the period from and including a Dividend Payment Date to but excluding the next Dividend Payment Date, except that the initial Dividend Period will commence on and include the original issue date of the Series B Preferred Shares and will end on and exclude the March 1, 2006 Dividend Payment Date. Dividends payable on the Series B Preferred Shares relating to the Fixed Rate Period will be computed on the basis of a 360-day year consisting of twelve 30-day months. If any date on which dividends would otherwise be payable relating to the Fixed Rate Period is not a Business Day, then the Dividend Payment Date will be the next succeeding Business Day after the original Dividend Payment Date, and no additional dividends shall accumulate on the amount so payable from such date to such next succeeding Business Day.

         Dividends payable per Series B Preferred Share on each Dividend Payment Date relating to a Floating Rate Period will be computed by multiplying the Floating Rate in effect for such Dividend Period by a fraction, the numerator of which will be the actual number of days in such Dividend Period (or portion thereof) (determined by including the first day thereof and excluding the last day thereof) and the denominator of which will be 360, and multiplying the rates obtained by $100. If any Dividend Payment Date with respect to a Floating Rate Period is not a Business Day, then dividends will be payable on the first Business Day following such Dividend Payment Date unless such day is in the next calendar month, in which case dividends will be payable on the first Business Day preceding such Dividend Payment Date, and dividends in each case will accumulate to the actual Dividend Payment Date.

         Dividends on the Series B Preferred Shares are non-cumulative. Consequently, if the Board of Directors does not authorize and declare a dividend for any Dividend Period, holders of the Series B Preferred Shares will not be entitled to receive a dividend for such Dividend Period, and such undeclared dividend will not accumulate and be payable. The Company will have no obligation to pay dividends for a Dividend Period after the Dividend Payment Date for such period if the Board of Directors has not declared such dividend before the related Dividend Payment Date, whether or not dividends are declared for any subsequent Dividend Period with respect to the Series B Preferred Shares.

         Holders of Series B Preferred Shares shall not be entitled to any dividends, whether payable in cash, securities or other property, other than dividends (if any) declared and payable on the Series B Preferred Shares as specified in this Section 4.

         (d) Priority of Dividends. So long as any Series B Preferred Shares remain outstanding for any Dividend Period, unless the full dividends for the latest completed Dividend Period on all outstanding Series B Preferred Shares and Parity Stock have been declared and paid or declared and a sum sufficient for the payment thereof has been set aside for payment: (1) no dividend shall be paid or declared on the Common Shares or any other Junior Stock, other than a dividend payable solely in Common Shares or other Junior Stock; and (2) no Common Shares or other Junior Stock shall be purchased, redeemed or otherwise acquired for consideration by the Company, directly or indirectly (other than (a) as a result of a reclassification of Junior Stock for or into other Junior Stock or the exchange or conversion of one share of Junior Stock for or into another share of Junior Stock or (b) through the use of the proceeds of a substantially contemporaneous sale of Junior Stock).

         When dividends are not paid or duly provided for in full on any Dividend Payment Date upon the Series B Preferred Shares and any shares of Parity Stock, all dividends declared upon the Series B Preferred Shares and all such Parity Stock and payable on such Dividend Payment Date shall be declared pro rata so that the respective amounts of such dividends shall bear the same ratio to each other as all accumulated but unpaid dividends per Series B Preferred Share and all Parity Stock payable on such Dividend Payment Date bear to each other. In the case of any Parity Stock having dividend payment dates different from the Dividend Payment Dates pertaining to the Series B Preferred Shares, the measurement date for such Parity Stock shall be the Dividend Payment Date falling within the related Dividend Period for the Series B Preferred Shares.

         (e) Restrictions on Payment of Dividends. The Company may not declare or pay a dividend if there are reasonable grounds for believing that the Company is, or would after the payment be, unable to pay its liabilities as they become due, or the realizable value of the Company's assets would thereby be less than the aggregate of its liabilities and its issued share capital and share premium accounts.

         Section 5. Liquidation Rights.

         (a) Voluntary or Involuntary Liquidation. Upon any voluntary or involuntary liquidation, dissolution or winding-up of the Company, holders of the Series B Preferred Shares are entitled to receive out of the Company's assets available for distribution to shareholders, after satisfaction of indebtedness and other non-equity claims, if any, a liquidation preference in the amount of $100 per preferred share (the "Liquidation Preference") plus declared and unpaid dividends, without accumulation of any undeclared dividends, before any distribution of assets is made to holders of Common Shares or other Junior Stock. Holders of the Series B Preferred Shares will not be entitled to any other amounts from the Company after they have received their full Liquidation Preference plus declared and unpaid dividends.

         (b) Partial Payment. If the Company's assets are not sufficient to pay the Liquidation Preferences in full to all holders of the Series B Preferred Shares and the liquidation preference to which they are entitled in full to all holders of any Parity Stock, the amounts paid to the holders of Series B Preferred Shares and to the holders of any Parity Stock will be paid pro rata in accordance with the respective aggregate Liquidation Preferences and liquidation preferences of such holders.

         (c) Residual Distributions. If the Liquidation Preference has been paid in full to all holders of the Series B Preferred Shares and the liquidation preference to which they are entitled in full to any holders of Parity Stock, the holders of the Company's other shares shall be entitled to receive all of the Company's remaining assets according to their respective rights and preferences.

         (d) Merger, Consolidation and Sale of Assets Not Liquidation. For purposes of this Section 5, a consolidation, amalgamation, merger, arrangement or reconstruction involving the Company or the sale or transfer of all or substantially all of the shares or the property or business of the Company will not be deemed to constitute a liquidation, dissolution or winding-up of the Company.

         Section 6. Redemption.

         (a) Optional Redemption.

             (1) The Series B Preferred Shares are not redeemable by the Company prior to December 1, 2015, except as provided in Section 6(a)(2). On and after December 1, 2015, the Series B Preferred Shares will be redeemable at the Company's option, in whole or in part, upon notice given as provided in Section 6(c), at a redemption price equal to $100 per Series B Preferred Share, plus all declared and unpaid dividends, without accumulation of any undeclared dividends.

             (2) At any time prior to December 1, 2015, if the Company submits to the holders of Common Shares a proposal for an amalgamation or if the Company submits any proposal for any other matter that, as a result of any change in Bermuda law after the Series B Preferred Shares are issued, requires for its validation or effectuation an affirmative vote of the holders of the Series B Preferred Shares at the time outstanding, whether voting as a separate series or together with any other series or class of preference shares as a single class, the Company shall have the option by not less than 30 nor more than 60 days prior written notice to the relevant holders, in such form and given in such manner as to be in accordance with Section 6(c), to redeem the outstanding Series B Preferred Shares in whole for cash at a redemption price per Series B Preferred Share equal to the greater of: (1) $100 per series B preferred share and (2) the sum of the present value of $100 per Series B Preferred Share and the present value of all undeclared dividends for the Dividend Periods from the redemption date to and including the December 1, 2015 Dividend Payment Date, in each case discounted to the redemption date on a quarterly basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate, as calculated by the Calculation Agent, plus 50 basis points, and in each case of
(1) and (2), plus declared and unpaid dividends, if any, to the date of redemption.

         (b) No Sinking Fund. The Series B Preferred Shares will not be subject to any mandatory redemption, sinking fund, retirement fund or purchase fund or other similar provisions. Holders of Series B Preferred Shares will have no right to require redemption, repurchase or retirement of any Series B Preferred Shares.

         (c) Notice of Redemption. Notice of every redemption of Series B Preferred Shares shall be given by first class mail, to the holders of record of the Series B Preferred Shares to be redeemed, mailed not less than 30 nor more than 60 days prior to the date fixed for redemption. Notwithstanding the foregoing, if the Series B Preferred Shares or any depositary shares representing interests in the Series B Preferred Shares are issued in book-entry form through The Depository Trust Company, notice of redemption may be given to the holders of Series B Preferred Shares at such time and in any manner permitted by The Depository Trust Company. Each such notice given to a holder shall state: (1) the redemption date; (2) the number of Series B Preferred Shares to be redeemed and, if less than all of the Series B Preferred Shares held by such holder are to be redeemed, the number of such Series B Preferred Shares to be redeemed from such holder; (3) the redemption price; and
(4) the place or places where certificates for such Series B Preferred Shares are to be surrendered for payment of the redemption price.

         (d) Partial Redemption. In case of any redemption of only part of the Series B Preferred Shares at the time outstanding, the Series B Preferred Shares to be redeemed shall be selected either pro rata or in such other manner as the Company may determine to be fair and equitable.

         (e) Effectiveness of Redemption. If a notice of redemption has been duly given and if all funds necessary for the redemption have been set aside for payment by the Company for the benefit of the holders of any Series B Preferred Shares called for redemption, then, on and after the redemption date dividends shall cease to accumulate on all Series B Preferred Shares so called for redemption, all Series B Preferred Shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such Series B Preferred Shares shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to transfer the Series B Preferred Shares prior to the redemption date and the right to receive the amount payable on such redemption pursuant to Section 6(a).

         (f) Reduction of Share Capital. Any redemption of Series B Preferred Shares under this Section 6 shall not reduce the amount of the Company's authorized share capital.

         Section 7. Voting Rights.

         (a) General. Except as provided below, the holders of the Series B Preferred Shares will not have any voting rights.

         (b) Right to Elect Two Directors upon Nonpayment Events. Whenever dividends payable on Series B Preferred Shares or any class or series of Parity Stock have not been declared by the Board of Directors and paid in an aggregate amount equivalent to six full Dividend Periods, whether or nor consecutive, the holders of the Series B Preferred Shares, together with the holders of each such class or series of Parity Stock, will have the right, voting together as a single class regardless of class or series, to elect two directors to the Board of Directors (the "Additional Directors"). The Company will use its best efforts to effectuate the election or appointment of these two directors.

         Whenever dividends on the Series B Preferred Shares and the Parity Stock then issued and outstanding have been paid in full or declared and sufficient funds have been set aside for payment for at least four Dividend Periods, the right of holders of the Series B Preferred Shares and the Parity Stock to be represented by the Additional Directors will cease (but subject always to the same provision for the vesting of such rights in the case of any future arrears in an amount equivalent to dividends for six full Dividend Periods whether or not consecutive), and the terms of office of the Additional Directors elected or appointed to the Board of Directors will terminate.

         At any time when such special right has vested in the holders of the Series B Preferred Shares and the Parity Stock as described in the first paragraph of this Section 7(b), such right may be exercised initially either at a special meeting of the holders of the Series B Preferred Shares and such Parity Stock or at any annual general meeting of shareholders of the Company, and thereafter at annual general meetings of shareholders of the Company. At any time when such special right has vested, the Company will, upon the written request of the holders of record of at least 10% of the Series B Preferred Shares and such Parity Stock then issued and outstanding addressed to the Company's secretary, call a special general meeting of the holders of the Series B Preferred Shares and such Parity Stock for the purpose of electing directors. Such meeting will be held at the earliest practicable date in such place as may be designated pursuant to the Bye-Laws (or if there be no designation, at the Company's principal office in Bermuda). If such meeting shall not be called by the Company within 20 days after the Company's secretary has been personally served with such request, or within 60 days after mailing the same by registered or certified mail addressed to the Company's secretary at the Company's principal office in Bermuda, then the holders of record of at least 10% of the Series B Preferred Shares and such Parity Stock then outstanding may designate in writing one of their number to call such meeting at the Company's expense, and such meeting may be called by such person so designated upon the notice required for annual general meetings of shareholders of the Company and will be held in Bermuda, unless the Company otherwise designates. Any holder of the Series B Preferred Shares and such Parity Stock will have access to the Register of Members for the purpose of causing meetings of shareholders to be called pursuant to these provisions. Notwithstanding the foregoing, no such special meeting will be called during the period within 90 days immediately preceding the date fixed for the next annual general meeting of shareholders.

         At any annual or special general meeting at which the holders of the Series B Preferred Shares and such Parity Stock have the special right to elect directors as described above, the presence, in person or by proxy, of the holders of the Series B Preferred Shares and such Parity Stock representing 50% of the voting power then outstanding will be required to constitute a quorum for the election of any director by the holders of Series B Preferred Shares and such Parity Stock, voting as a class. At any such meeting or adjournment thereof, the absence of a quorum of the Series B Preferred Shares and such Parity Stock will not prevent the election of directors other than Additional Directors, and the absence of a quorum for the election of such other directors will not prevent the election of the Additional Directors.

         During any period in which the holders of the Series B Preferred Shares and the Parity Stock have the right to vote as a class for Additional Directors as described above, any vacancies in the Board of Directors resulting from any Additional Director no longer serving in such capacity for any reason will be filled by vote of a majority of the Board of Directors pursuant to the Bye-Laws. During such period, any director so appointed will continue in office until the earlier of (1) the next succeeding annual general meeting or (2) the termination of the right of the holders of the Series B Preferred Shares and such Parity Stock to vote as a class for Additional Directors.

         (c) Additional Voting Rights. So long as any Series B Preferred Shares are outstanding, in addition to any other vote or consent of shareholders required by law or by the Bye-Laws, the written consent of the holders of at least 75% of the Series B Preferred Shares at the time issued and outstanding or the sanction of a resolution passed by a majority of the votes cast at a separate meeting of the holders of the Series B Preferred Shares shall be necessary for effecting or validating:

                  (i) Any amendment, alteration or repeal of any of the provisions of the Memorandum of Association, Bye-Laws or this Certificate of Designations that would vary the rights, preferences or voting powers of the holders of the Series B Preferred Shares; or

                  (ii) An amalgamation that affects the Series B Preferred Shares, unless each Series B Preferred Share (A) shall remain outstanding with no variation in its rights, preferences or voting powers or (B) shall be converted into or exchanged for a preference share of the surviving entity having rights, preferences and voting powers identical to that of a Series B Preferred Share;

provided, however, that any Junior Stock or Parity Stock or any shares of any class or series or any security convertible into shares of any class or series ranking senior to the Series B Preferred Shares as to the payment of dividends or as to the distribution of assets on any liquidation, dissolution or winding-up of the Company shall not be deemed to vary the rights, preferences or voting powers of the holders of Series B Preferred Shares.

         The holders of the Series B Preferred Shares shall not be entitled to vote on any sale of all or substantially all of the assets of the Company.

         For purposes of any vote by the holders of the Series B Preferred Shares pursuant to the foregoing provisions of this Section 7, each Series B Preferred Share shall have one (1) vote per share, except that when any class or series of the Parity Stock shall have the right to vote with the Series B Preferred Shares as a single class on any matter, then the Series B Preferred Shares and such class or series of the Parity Stock shall have with respect to such matters one (1) vote per $25 of stated liquidation preference.

         The foregoing voting provisions of this Section 7 will not apply if, at or prior to the time when the act with respect to which such vote would otherwise be required shall be effected, all issued and outstanding Series B Preferred Shares shall have been redeemed or called for redemption upon proper notice and sufficient funds shall have been set aside for payment by the Company for the benefit of the holders of Series B Preferred Shares to effect such redemption as set forth in Section 6.

         Section 8. Record Holders. To the fullest extent permitted by applicable law, the Company and the transfer agent for the Series B Preferred Shares may deem and treat the record holder of any share of Series B Preferred Shares as the true and lawful owner thereof for all purposes, and neither the Company nor such transfer agent shall be affected by any notice to the contrary.

         Section 9. Notices. All notices or communications in respect of Series B Preferred Shares shall be sufficiently given if given in writing and delivered in person or by first class mail, postage prepaid, or if given in such other manner as may be permitted in this Certificate of Designations, the Memorandum of Association of the Company, the Bye-Laws or by applicable law.

         Section 10. No Preemptive Rights. No Series B Preferred Share shall have any rights of preemption whatsoever as to any securities of the Company, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated, issued or granted.

         Section 11. Limitations on Transfer and Ownership. The holders of Series B Preferred Shares shall be subject to the limitations on transfer and ownership contained in the Bye-laws.

         Section 12. Conversion. The Series B Preferred Shares shall not be convertible into or exchangeable for any other securities or property of the Company.

         Section 13. Other Rights. The Series B Preferred Shares shall not have any preferences, privileges, voting rights, relative, participating, optional or other special rights, or qualifications, limitations or restrictions, other than as set forth in this Certificate of Designations, the Memorandum of Association of the Company, the Bye-Laws or applicable law.